UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       July 25, 2005
                                                 -------------------------------


                       THE PEOPLES BANCTRUST COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


        ALABAMA                           0-13653                63-0896239
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 (State or other jurisdiction            (Commission           (IRS Employer
    of incorporation)                    File Number)        Identification No.)


310 Broad Street, Selma, Alabama                                   36701
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (334) 875-1000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On July 25, 2005, the Registrant announced its results of operations for the quarter ended June 30, 2005. A copy of the related press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number             Description of Exhibit
     --------------             ----------------------
     99.1                       Press release issued July 25, 2005

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE PEOPLES BANCTRUST COMPANY, INC.
                                         ---------------------------------------
                                                    (Registrant)

Date:  July 25, 2005
                                    By:  /s/ Andrew C. Bearden, Jr.
                                         ---------------------------------------
                                         Andrew C. Bearden, Jr.
                                         Executive Vice President and
                                         Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number             Description of Exhibit
--------------             ----------------------
99.1                       Press release issued July 25, 2005